UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                                   TO

                             CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): December 13, 2007

                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Florida
              (State or other jurisdiction of incorporation)

    000-20175                                       01-0469607
   (Commission                                     (IRS Employer
   File Number)                                  Identification No.)


             1292 Hammond Street, Bangor, Maine           04401
        (Address of principal executive offices)       (Zip Code)

                           (207) 942-5273
                   Registrant's telephone number,
                         including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

On December 13, 2007 the Board of Directors of Nyer Medical Group, Inc. (the "Company") amended the Company's By-Laws to (i) clarify that, despite mention in the bylaws that the number of shares held by shareholders of the Company are critical to quorum, voting and certain meeting requirements, what is critical are statements to the contrary in either or both of the Articles of Incorporation of the Company or the Florida corporate law that the number of votes held by shareholders is what is determinative in such instances, (ii) provide for an explicit statement in the bylaws (a) that the board is a staggered (or classified) board and (b) of the manner in which directors may be removed, (iii) provide for the creation of the office of chief executive officer and to define such officer's duties, and (iv) allow for a book entry form of securities. The amendments to the By-Laws are attached as Exhibit 3.1 hereto.


Item 9.01 Financial Statements and Exhibits.

Exhibits

3.1	By-Laws amendments






























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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Nyer Medical Group, Inc.


 Date: December 17, 2007               By: /s/ Karen L. Wright
                                               Karen L. Wright
                                               Chief Executive Officer






































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Exhibit Index

Exhibit No.             Description
-----------             -----------
3.1                     By-Laws amendments

AMENDMENT TO BYLAWS OF NYER MEDICAL GROUP, INC.
(AS ADOPTED BY THE BOARD OF DIRECTORS ON DECEMBER 13, 2007)

The following Sections of the Bylaws of NYER MEDICAL GROUP, INC. (the "Corporation") are amended in the respects set forth below:

1. Article I, Section 7 (Shareholder Quorum and Voting) shall be deleted in its entirety, and in its place shall be the following: "Section 7. Shareholder Quorum and Voting. Unless otherwise provided by law, a majority of the aggregate number of outstanding shares of all classes or series of voting stock combined entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Unless otherwise provided by law, when a specified item of business is required to be voted on by a class or series of stock as a separate class or series, a majority of the outstanding shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series. If a quorum is present, the affirmative vote of the majority of those shares present at the meeting in person or by proxy and entitled to vote on the subject matter shall be the act of the shareholders unless otherwise provided by law. After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders (or votes, as the case may be) so as to reduce the number of shareholders (or votes, as the case may be) entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof."

2. The first paragraph of Article I, Section 8 (Voting of Shares) shall be deleted, and in its place shall be the following: "Except as provided in the Articles of Incorporation of this Corporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders."

3. In Article I, Section 10, (Action By Shareholders Without a Meeting), there shall be added the following at the beginning of the first sentence: "Unless otherwise provided in the Articles of Incorporation of this Corporation......".
In addition, at the end of the first paragraph of Section 10, there shall be added "unless otherwise provided by law".

4. The Amendment of the Bylaws set forth in Section C of the Second Amendment to Bylaws dated September 30, 1996 shall be deleted, and in its place shall be the following: "C. Article II, Sections 7 and 9 of the Bylaws shall be amended by deleting the current Sections and replacing them as follows: Section 7. Election and Term. Each member of the Board of Directors shall serve for a term as stated in Article VI of the Second Amendment to the Company's Articles of Incorporation, as amended from time to time." Section 9. Removal of Directors. Directors may only be removed as provided in Article VI(d) of the Second Amendment to the Company's Articles of Incorporation, as amended from time to time."


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5.  The first sentence of Article III, Section 1 (Officers) shall be deleted, and in its place shall be the following: "The officers of this Corporation shall consist of a president and/or chief executive officer, one or more vice presidents, secretary, and treasurer, and any assistants to the office of vice president, treasurer or secretary as may be designated by the Board of Directors each of whom shall be elected by the Board of Directors from time to time." The reference to Article VI in the Amendment to Bylaws adopted in February 1997 shall be instead a reference to "Article III". In addition, the introductory sentence and the first full paragraph of Article III, Section 2 (Duties) shall be deleted, and in its place shall be the following: "The officers of this Corporation shall have the following duties and such other duties as may be delegated by the president or chief executive officer. If one is appointed by the Board of Directors, the chief executive officer of the Corporation shall have general and active management of the business and affairs of the Corporation subject to directions of the Board of Directors.
If one is appointed by the Board of Directors, the president shall preside at all meetings of the stockholders and the Board of Directors and also perform such other general and management responsibilities delegated to him or her by the Board of Directors."

6. The first sentence of Article IV, Section 1 (Issuance) shall be deleted, and in its place shall be the following: "Except as provided in Section 5 of this Article IV, every holder of shares in this Corporation shall be entitled to have a certificate, representing all shares to which he is entitled."

7. There shall be added a new Section 5 of Article IV as follows: "Section 5. Book Entry Form of Securities. In lieu of the issuance of certificates, the Corporation shall have the right to issue shares in this Corporation in book entry form and not represented by certificates."
















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